UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2014 (July 9, 2014)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On July 9, 2014, Triangle Petroleum Corporation (the “Company”) issued a press release announcing that Triangle USA Petroleum Corporation (“TUSA”), the Company’s wholly-owned subsidiary, intends to offer $350 million in aggregate principal amount of senior notes due 2022 (the “Notes”) in a private placement to eligible investors, subject to market conditions.

In connection with the private placement of the Notes, TUSA disclosed certain information to prospective investors in a preliminary offering memorandum dated July 9, 2014 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 certain information excerpted from the Preliminary Offering Memorandum.

The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements Disclosure

The information presented in this Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company’s annual report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report are made as of the date of this Current Report, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1          Excerpt from the Preliminary Offering Memorandum, dated July 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2014	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 99.1*	Excerpt from the Preliminary Offering Memorandum, dated July 9, 2014

*              Filed herewith.